UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2021

LIFE ON EARTH, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	333-190788	46-2552550
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor, New York, NY 10022
(Address of principal executive offices)

(646) 844-9897
(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Life on Earth, Inc. is referred to herein as “we”, “us”, or “our” or “LFER”)

ITEM 1.01. Entry into a Material Definitive Agreement

Closing of SmartAxiom, Inc. Acquisition

Background

On April 16, 2021, we completed a Stock Purchase Agreement (the “Agreement”) with SmartAxiom, Inc. (“SmartAxiom”) and its shareholders (the “SmartAxiom Shareholders”) providing for our purchase of all the outstanding common stock shares of SmartAxiom, and SmartAxiom becoming our wholly-owned subsidiary. The Agreement was supplemented by First and Second Addendum Agreements, dated April 30, 2021 and May 11, 2021, respectively (the “Addendum Agreements”). The Agreement and the Addendum Agreements are collectively referred to herein as the “Acquisition Agreements”.

SmartAxiom’s patented software technology manages and secures IoT systems through patented, lite blockchain and cyber security technologies.

The Acquisition Agreements

The Acquisition Agreements provide for the purchase of 100% of the SmartAxiom’s issued and outstanding shares (the “SmartAxiom Acquisition”) providing for our acquisition of SmartAxiom for the purchase price of $6,250,000, which consideration consists of cash, our common stock shares and a new Series D Convertible Preferred Shares convertible, over an eighteen month earn out schedule, into our common stock shares with a floor price of twenty cents, and an Earn-Out by SmartAxiom to be paid in our common stock. We will also provide an additional $2,000,000 in working capital from the public or private markets by no later than 18 months from the close of the SmartAxiom Acquisition.

Closing of the SmartAxiom Acquisition

On May 11, 2021, we closed on the SmartAxiom Acquisition.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Acquisition Agreements, we will be issuing securities as compensation to the SmartAxiom Shareholders, as follows:

(a)13,000,000 Common Stock Shares; (b) $2,100,000 of a new Series D Convertible Preferred Shares, which is convertible into our common stock with a floor price of twenty cents.

ITEM 7.01. Regulation FD Disclosure

We will distribute a press release on May 13, 2021 regarding the SmartAxiom Acquisition, which is attached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K with respect to Item 7.01 (including the Press Release attached as Exhibit 99.1 hereto) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the Press Release attached as Exhibit 99.1 hereto).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibit are filed with this Current Report on Form 8-K:

Exhibit No No.	Description
99.1	May 13, 2021 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE ON EARTH, INC.

Date: May 13, 2021	By:	/s/ Mahmood Khan
Mahmood Khan
Chief Executive Officer